                                                                   EXHIBITS 10.1


                               HEALTHCENTRAL.COM


            FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


                                August 27, 1999

                               TABLE OF CONTENTS

                                                                                Page
1. Registration Rights.......................................................     1

     1.1  Definitions........................................................     1
     1.2  Request for Registration...........................................     2
     1.3  Company Registration...............................................     4
     1.4  Form S-3 Registration..............................................     4
     1.5  Obligations of the Company.........................................     5
     1.6  Furnish Information................................................     7
     1.7  Expenses of Registration...........................................     7
     1.8  Underwriting Requirements..........................................     8
     1.9  Delay of Registration..............................................     8
     1.10 Indemnification....................................................     8
     1.11 Reports Under Securities Exchange Act of 1934......................    11
     1.12 Assignment of Registration Rights..................................    11
     1.13 Limitations on Subsequent Registration Rights......................    12
     1.14 Market-Standoff Agreement..........................................    12
     1.15 Termination of Registration Rights.................................    13

2. Covenants of the Company..................................................    13

     2.1  Delivery of Financial Statements...................................    13
     2.2  Inspection.........................................................    13
     2.3  Right of First Offer...............................................    13
     2.4  Termination of Covenants...........................................    15

3. Miscellaneous.............................................................    15

     3.1  Successors and Assigns.............................................    15
     3.2  Amendments and Waivers.............................................    15
     3.3  Notices............................................................    15
     3.4  Severability.......................................................    16
     3.5  Governing Law......................................................    16
     3.6  Counterparts.......................................................    16
     3.7  Titles and Subtitles...............................................    16
     3.8  Aggregation of Stock...............................................    16
     3.9  Waiver of Right of First Offer and Amendment and Restatement of
           Prior Rights Agreement............................................    16

                               HEALTHCENTRAL.COM

            FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
            ------------------------------------------------------

     This First Amended and Restated Investors' Rights Agreement (the "Agreement") is made as of the 27th day of August, 1999, by and among
 ---------
HealthCentral.com, a California corporation (the "Company"), the investors
                                                  -------
listed on Exhibits A1 and A2 hereto, as may be amended by the Company to add
          ------------------
Additional Purchasers (as defined in the Purchase Agreement) and the holders of Common Stock listed on Exhibit B (the "Common Holders," and together with the investors listed on Exhibits A1 and A2, the "Investors").

                                   RECITALS
                                   --------

     The Company and certain of the Investors (the "Existing Investors") entered
                                                    ------------------
into an Investor Rights Agreement dated December 23, 1998 (the "Prior Rights
                                                                ------------
Agreement") in connection with the purchase of an aggregate of 810,000 shares of
- ---------
Series A Preferred Stock and the issuance of an aggregate of 388,800 shares of Series A Preferred Stock issuable upon exercise of warrants to purchase Series A Preferred Stock (the "Series A Shares"). The Company and certain of the
                      ---------------
Investors (the "New Investors") are entering into a Series B Preferred Stock
                -------------
Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to
                         ------------------
which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company's Series B Preferred Stock. A condition to the New Investors' obligations under the Purchase Agreement is that the Company and the Existing Investors and the Common Holders amend and restate the Prior Rights Agreement in order to provide the New Investors with (i) certain rights to register shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock purchased by the Investors pursuant to the Purchase Agreement, as may be amended (the "Series B
                                                                      --------
Shares"), (ii) certain rights to receive or inspect information pertaining to
- ------
the Company and (iii) a right of first offer with respect to certain issuances by the Company of its securities.

                                   AGREEMENT
                                   ---------

     The parties hereby agree as follows:

     1.   Registration Rights.  The Company and the Investors covenant and
          -------------------
agree as follows:

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The terms "register," "registered," and "registration" refer
                               --------    ----------        ------------
to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such
 --------------
registration statement or document;

               (b)  The term "Registrable Securities" means (i) the shares of
                              ----------------------
Common Stock issuable or issued upon conversion of the Series A Shares and Series B Shares, (ii) 5,435,744 shares of Common Stock issued to Dean Edell, James Hornthal, Albert L. Greene, and Michael McDonald as of the date hereof (the "Common Holders' Stock"), provided, however, that the Common Holders' Stock
      ---------------------    --------  -------
shall not be deemed to be Registrable Securities for the purposes of Sections 1.2, 1.4 and 1.13, (iii) shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock issuable on exercise of warrants to purchase an aggregate of 9,800 shares of Series A Preferred Stock issued to William Kirsch, Glen McLaughlin and David Campbell pursuant to warrants dated May 14, 1999 (the "Costella Kirsch Shares"), provided however that the Costella Kirsch Shares shall not be deemed to be Registrable Securities for the purposes of Sections 1.2, 1.4 and 1.13, and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in
(i), (ii) or (iii); provided, however, that the foregoing definition shall
                    --------  -------
exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

               (c)  The number of shares of "Registrable Securities then
                                             ---------------------------
outstanding" shall be determined by the number of shares of Common Stock
- -----------
outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

               (d)  The term "Holder" means any person owning or having the
                              ------
right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

               (e)  The term "Form S-3" means such form under the Securities Act
                              --------
as in effect on the date hereof or any successor form under the Securities Act;

               (f)  The term "SEC" means the Securities and Exchange Commission;
                              ---
and

               (g)  The term "Qualified IPO" means a firm commitment
                              -------------
underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, in which the Pre-Money Valuation (as defined in the Company's Articles of Incorporation) is at least $125 million and in which the aggregate cash proceeds to the Company (net of underwriting discounts and commissions) are at least $15,000,000.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of (i) January 1, 2003, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of fifty percent (50%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of all of their Registrable Securities then outstanding and with anticipated aggregate proceeds in excess of $15,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with
Section 3.3.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered
  ------------------
by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of
                                     --------  -------
shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in
- --------  -------
any twelve-month period.

               (d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                    (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                    (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                    (iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

          1.3  Company Registration. If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder of at least 250,000 shares of Registrable Securities, as adjusted for stock splits, stock dividends and the like (a "Major Investor") written notice of such
                                 --------------
registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.3, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Form S-3 Registration. In case the Company shall receive from any
               ---------------------
Major Investor a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Major Investor, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company
                                         --------  -------
shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not
                                --------  -------
utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.5  Obligations of the Company. Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred twenty (120) days.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a
- --------
condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.6  Furnish Information. It shall be a condition precedent to the
               -------------------
obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(2), whichever is applicable.

          1.7  Expenses of Registration.
               ------------------------

               (a)  Demand Registration. All expenses other than underwriting
                    -------------------
discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by the Holders of a majority of the Registrable Securities to be registered with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay
                --------  -------
for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2.

               (b)  Company Registration. All expenses other than underwriting
                    --------------------
discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by the Holders of a majority of the Registrable Securities to be registered with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

               (c) Registration on Form S-3. All expenses incurred in connection with a registration requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by the Holders of a majority of the Registrable Securities to be registered with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, and any underwriters' discounts or commissions associated with Registrable Securities, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration.

               1.8  Underwriting Requirements. In connection with any offering
                    -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30 %) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case, the selling shareholders may be excluded entirely if the underwriters make the determination described above and no other shareholder's securities are included, or (ii) any of the Costella Kirsch Shares be included if any Registrable Securities other than the Costella Kirsch Shares are excluded, or
(iii) any shares of Common Holders' Stock be included if any Registrable Securities other than the shares of Common Holders' Stock and Costella Kirsch Shares are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and
                                                      -------------------
any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          1.9  Delay of Registration. No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims,
                              ------------
damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement
                                         ---------
or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however,
                                                              --------  -------
that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained
                      --------  -------
in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection
          --------
1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

               (c)  Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
                             --------  -------
(together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

               (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder
                --------
under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f)  The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11 Reports Under Securities Exchange Act of 1934. With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to (i) a transferee or assignee of all of such Holder's Registrable Securities, (ii) another Holder of Registrable Securities who prior to such assignment or transfer held Registrable Securities, (iii) a transferee or assignee of at least ten percent (10%) of the Company's securities outstanding at the time of such transfer or assignment, or (iv) an affiliated limited partnership, limited partner, general partner or other affiliate of a Major Investor, provided the Company is, within
                                                --------
a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that
                                                       --------  -------
such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act, and provided, further, that in any such
                                         --------  -------
transfer or assignment such transferee or assignee shall not be a person or entity reasonably deemed by the Company to be a competitor of the Company. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

          1.13 Limitations on Subsequent Registration Rights. From and after the
               ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.14 Market-Standoff Agreement.
               -------------------------

               (a)  Market-Standoff Period; Agreement.  In connection with a
                    ---------------------------------
public offering of the Company's securities and upon request of the Company or the underwriters managing such offering of the Company's securities, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such public offering.

               (b)  Limitations. The obligations described in Section 1.14(a)
                    -----------
shall apply only if all officers and directors of the Company enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

               (c)  Stop-Transfer Instructions.  In order to enforce the
                    --------------------------
foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

               (d)  Transferees Bound. Each Holder agrees that it will not
                    -----------------
transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14, provided that this Section 1.14(d) shall not
                                 --------
apply to transfers pursuant to a registration statement.

          1.15 Termination of Registration Rights. No Holder shall be entitled
               ----------------------------------
to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO, or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder's shares during a three (3)-month period without registration.

     2.   Covenants of the Company.
          ------------------------

          2.1  Delivery of Financial Statements. The Company shall deliver to
               --------------------------------
each Major Investor (other than a Major Investor reasonably deemed by the Company to be a competitor of the Company):

               (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited
                                                           ----
and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

               (b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

               (c) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis.

          2.2  Inspection. The Company shall permit each Major Investor (except
               ----------
for a Major Investor reasonably deemed by the Company to be a competitor of the Company), at such Holder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that
                                                      --------  -------
the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3  Right of First Offer. Subject to the terms and conditions
               --------------------
specified in this Section 2.3, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this Section 2.3, a Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates (other than a person or entity reasonably deemed by the Company to be a competitor of the Company) in such proportions as it deems appropriate.

          Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to
        ------
each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer
  ------
such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) Within 15 calendar days after delivery of the Notice, the Major Investors may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then issued or issuable upon conversion and exercise of all convertible or exercisable securities.

               (c) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Holders in accordance herewith.

               (d) The right of first offer in this paragraph 2.3 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) to employees, consultants and directors, pursuant to plans or agreements approved by the Board of Directors, (ii) to or after consummation of a Qualified IPO, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) to the issuance of securities to financial institutions or other lenders or lessors in connection with loans, leases, equipment financings, or similar transactions, (vi) to the issuance or sale of the Series B Shares, (vii) to the issuance of securities in connection with research and development partnerships, licensing or collaborative arrangements and similar transactions approved by the Board of Directors, or (viii) to the issuance of securities that, with unanimous approval of the Board of Directors of the Company, are not offered to any existing shareholder of the Company.

          2.4  Termination of Covenants.
               ------------------------

               (a) The covenants set forth in this Section 2 shall terminate as to each Holder and be of no further force or effect upon the earlier of the following dates: (i) immediately prior to the consummation of a Qualified IPO,
(ii) when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which the shareholders of the Company immediately prior thereto own less than a majority of the outstanding shares of voting stock of the Company (or its successor or parent) immediately thereafter, provided that this subsection (ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Corporation, or (iii) when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act.

     3.   Miscellaneous.
          -------------

          3.1  Successors and Assigns. Except as otherwise provided in this
               ----------------------
Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Shares, Series B Shares or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Common Holders' Stock; provided that if such amendment would reasonably affect the Common Holders' Stock (i) in a manner different than the Registrable Securities other than the shares of Common Holders' Stock and (ii) in a manner adverse to the interests of the holders of the Common Holders' Stock, then such amendment shall require the consent of the holder or holders of a majority of the Common Holders' Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.3  Notices. Unless otherwise provided, any notice required or
               -------
permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or by facsimile transmission (as evidenced by sender's confirmation receipt), or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth below or on exhibits attached hereto
                                                       --------
or as subsequently modified by written notice.

          3.4  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          3.5  Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

          3.6  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.7  Titles and Subtitles. The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.8  Aggregation of Stock. All shares of the Preferred Stock held or
               --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.9  Waiver of Right of First Offer and Amendment and Restatement of
               ---------------------------------------------------------------
Prior Rights Agreement. Pursuant to Section 3.2 of the Prior Rights Agreement,
- ----------------------
the Company and the undersigned holders of the requisite majority of Registrable Securities needed to amend the Prior Rights Agreement, do hereby (i) waive the Right of First Offer (including any notice provision) contained in Section 2.3 of the Prior Rights Agreement with respect to the issuance of the Series B Shares and (ii) hereby amend and restate the Prior Rights Agreement to read in its entirety as set forth in this Agreement.

                           [Signature Page Follows]

     The parties have executed this First Amended and Restated Investors' Rights Agreement as of the date first above written.


COMPANY:

HEALTHCENTRAL.COM


By: /s/ Albert L. Greene
   ------------------------------------
   Albert L. Greene, President

Address:       Marketplace Tower
               6001 Shellmound Street
               Suite 800
               Emeryville, CA  94608
Fax:              (510) 250-2701


   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                              NEW INVESTORS:

                              INTERWEST PARTNERS VII, L.P.
                              By:  Member of InterWest Management Partners
                                   VII, L.L.C., the General Partner of
                                   InterWest Partners VII, L.P.

                              By: /s/ Gilbert H. Klimon
                                 ------------------------------------------
                                                 (Signature)

                              Name: Gilbert H. Klimon
                                   ----------------------------------------
                                               (Printed Name)


                              INTERWEST INVESTORS VII, L.P.
                              By:  Member of InterWest Management
                                   Partners VII, L.L.C., the General Partner
                                   of InterWest Investors VII, L.P.


                              By: /s/ Gilbert H. Klimon
                                 ------------------------------------------
                                                 (Signature)

                              Name: Gilbert H. Klimon
                                   ----------------------------------------
                                               (Printed Name)


                              Delphi Ventures IV, L.P.
                              By:  Delphi Management Partners IV, L.L.C.
                                   General Partner

                              By: /s/ David Douglas
                                 ------------------------------------------
                                   Managing Member

                              Name: David Douglas
                                   ----------------------------------------
                                               (Printed Name)


                              Delphi BioInvestments IV, L.P.
                              By:  Delphi Management Partners IV, L.L.C.
                                   General Partner

                              By: /s/ David Douglas
                                 ------------------------------------------
                                   Managing Member

                              Name: David Douglas
                                   ----------------------------------------
                                               (Printed Name)

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                MedVen Affiliates III, L.P.

                                /s/ Annette Campbell-White
                                -----------------------------------------
                                By:  Annette Campbell-White, Managing
                                Member of MedVenture Associates
                                Management III, Co., LLC, the General Partner of MedVen Affiliates III, L.P.

                                MedVen Affiliates III, L.P.


                                /s/ Annette Campbell-White
                                -----------------------------------------
                                By:  Annette Campbell-White, Managing
                                Member of MedVenture Associates
                                Management III, Co., LLC, the General Partner of MedVen Affiliates III, L.P.


                                ANGEL INVESTORS, L.P.
                                By:  Angel Management, LLC its general partner


                                /s/ J. Casey McGlynn
                                -----------------------------------------
                                J. Casey McGlynn, Member


                                ANGEL (Q) INVESTORS, L.P.
                                By:  Angel Management, LLC its general partner


                                /s/ J. Casey McGlynn
                                -----------------------------------------
                                J. Casey McGlynn, Member

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                Alta California Partners II, L.P.
                                By: Alta California Management Partners II, L.P.

                                By: /s/ Guy Nohra
                                   --------------------------------------
                                     General Partner

                                Name: Guy Nohra
                                     ------------------------------------
                                            (Printed Name)


                                Alta Embarcadero Partners II, LLC

                                By: /s/ Guy Nohra
                                   --------------------------------------
                                     Member

                                Name: Guy Nohra
                                     ------------------------------------
                                            (Printed Name)

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                VLG INVESTMENTS 1999


                                By: /s/ Elias Blaurie
                                   ------------------------------------
                                   Name: Elias Blaurie
                                        -------------------------------
                                   Title:
                                         ------------------------------


                                /s/ Mark A. Medearis
                                ---------------------------------------
                                Mark A. Medearis


                                CNA TRUST COMPANY, TTEE VLG
                                401(K) PLAN FBO LAUREL FINCH


                                By: /s/ CNA Trust Co.
                                   ------------------------------------
                                   Name:
                                        -------------------------------
                                   Title:
                                         ------------------------------

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                   /s/ C. Fred Toney
                                   ------------------------------------
                                   C. Fred Toney


                                   TENET HEALTHCARE CORPORATION


                                   By: /s/ Jeffrey C. Barbakow
                                      ---------------------------------

                                   Name: Jeffrey C. Barbakow
                                        -------------------------------
                                                  (print)

                                   Title: CEO
                                         ------------------------------

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                   /s/ Margaret L. Taylor
                                   ------------------------------------
                                   Margaret L. Taylor


                                   /s/ Christopher Lenzo
                                   ------------------------------------
                                   Christopher Lenzo


                                   DAVID A. DUFFIELD TRUST


                                     By: /s/ David A Duffield
                                        -------------------------------

                                        Name: David A. Duffield
                                             --------------------------
                                                     (print)

                                        Title:
                                              -------------------------

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                     CLOUSER FAMILY INVESTMENT
                                     PARTNERSHIP, LLP


                                     By: /s/ Christopher E. Clouser
                                        -------------------------------

                                         Name:  Christopher E. Clouser

                                         Title:  General Partner


                                     MARK L. VORSATZ AND LIZ VORSATZ
                                     REVOKABLE TRUST


                                     By: /s/ Mark L. Vorsatz
                                        -------------------------------
                                         Name:  Mark L. Vorsatz

                                         Title: Trustee


                                     /s/ Janice Lehrer-Stein
                                     ----------------------------------
                                     Janice Lehrer-Stein



                                     /s/ Leonard R. Stein
                                     ----------------------------------
                                     Leonard R. Stein

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                     COSTELLA KIRSCH HOLDERS:



                                     /s/ William Kirsch
                                     ----------------------------------
                                     William Kirsch



                                     /s/ Glen McLaughlin
                                     ----------------------------------
                                     Glen McLaughlin



                                     /s/ David Campbell
                                     ----------------------------------
                                     David Campbell

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                     EXISTING INVESTORS:


                                     /s/ Albert L. Greene
                                     -------------------------------------
                                     Albert L. Greene


                                     /s/ James Hornthal
                                     -------------------------------------
                                     James Hornthal


                                     HORNTHAL LIVING TRUST

                                     By: /s/ James Hornthal
                                        ----------------------------------

                                     Name: James Hornthal
                                          --------------------------------
                                                   (print)

                                     Title: Trustee
                                           -------------------------------


                                     /s/ William S. Broadbent
                                     -------------------------------------
                                     William S. Broadbent


                                     /s/ Robert R. Broadbent
                                     -------------------------------------
                                     Robert R. Broadbent


                                     /s/ Kevin Castner
                                     -------------------------------------
                                     Kevin Castner

   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                     INVESTORS:


                                     /s/ Colonel Swan
                                     -------------------------------------
                                     Colonel Swan


                                     DAVID S. POTTRUCK, TEE, DAVID S. POTTRUCK
                                     CRT #3 UTD 7/27/97


                                     By: /s/ David Pottruck
                                        ----------------------------------

                                     Name: David Pottruck
                                          --------------------------------
                                                    (print)
                                     Title: Trustee
                                           -------------------------------



                                     THOMAS W. CARDY FAMILY TRUST

                                     By: /s/ T. W. Cardy
                                        ----------------------------------

                                     Name: T. W. Cardy
                                          --------------------------------
                                                    (print)
                                     Title: Trustee
                                           -------------------------------

                                     /s/ Philipp Hornthal
                                     -------------------------------------
                                     Philipp Hornthal

                                     /s/ Sheila Hornthal
                                     -------------------------------------
                                     Sheila Hornthal


                                     LEO B. AND FLORENCE HELZEL LIVING TRUST

                                     By: /s/ Leo Helzel
                                        ----------------------------------

                                     Name: Leo Helzel
                                          --------------------------------
                                                    (print)
                                     Title: Trustee
                                           -------------------------------


   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                     INVESTORS:


                                     HELZEL KIRSHMAN L.P.

                                     By: /s/ Leo Helzel
                                        ----------------------------------

                                     Name: Leo Helzel
                                          --------------------------------
                                                    (print)

                                     Title: G.P
                                           -------------------------------



                                     /s/ Robin Wolaner
                                     -------------------------------------
                                     Robin Wolaner


                                     EAST PEAK PARTNERS
                                     C/O JGE CAPITAL MANAGEMENT

                                     By: /s/ Jeff Edwards
                                        ----------------------------------

                                     Name: Jeff Edwards
                                          --------------------------------
                                                    (print)
                                     Title:
                                           -------------------------------


                                     /s/ James W. Fordyce
                                     -------------------------------------
                                     James W. Fordyce



                                     ROBERT SAMUEL TANDLER,
                                     AS TRUSTEE UTA DD 4/30/90


                                     By: /s/ Robert Samuel Tandler
                                        ----------------------------------

                                     Name: Robert Samuel Tandler
                                          --------------------------------
                                                    (print)
                                     Title:
                                           -------------------------------
   SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                                        INVESTORS:

                                        /s/ John Porter
                                        ________________________________________
                                        John Porter

                                        /s/ Wesley D. Sterman
                                        ________________________________________
                                        Wesley D. Sterman

                                        /s/ Sheryle J. Bolton
                                        ________________________________________
                                        Sheryle J. Bolton

                                        /s/ Stephen Shane
                                        ________________________________________
                                        Stephen Shane


                                        COMMON HOLDERS:


                                        /s/ Michael D. McDonald
                                        ________________________________________
                                        Michael D. McDonald


                                        /s/ Dean Edell
                                        ________________________________________
                                        Dean Edell



SIGNATURE PAGE TO FIRST AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                  EXHIBIT A1
                                  ----------

                           Schedule of New Investors

                                             Series                              Aggregate Purchase
                                                                                 ------------------
                  Name                      B Shares        Price Per Share              Price
                  ----                      --------        ---------------              -----
InterWest Partners VII, L.P.                 735,846               $6.50              $4,782,999.00

InterWest Investors VII, L.P.                 33,385               $6.50                $217,002.50

InterWest Partners
3000 Sand Hill Road
Building Three, Suite 255
Menlo Park, CA 94025


Delphi Venture IV, L.P.                      753,693               $6.50              $4,899,004.50

Delphi BioInvestments IV, L.P.                15,538               $6.50                $100,997.00

Delphi Ventures
3000 Sand Hill Road
Building One, Suite 135
Menlo Park, CA 94025


MedVenture Associates III, L.P.              516,493               $6.50              $3,357,204.50

MedVen Affiliates III, L.P.                   21,969               $6.50                $142,798.50

MedVenture Associates
Four Ordina Way
Building D, Suite 150
Ordina, CA 94563


Tenet Healthcare Corporation                 307,692               $6.50              $1,999,998.00

3820 State Street
Santa Barbara, CA 93105

Alta California Partners II, L.P.            455,780               $6.50               2,962,570.00

Alta Embarcadero Partners II, LLC              5,758               $6.50                  37,427.00

Alta Partners
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

                                                         Series                              Aggregate Purchase
                                                                                             ------------------
                  Name                                  B Shares        Price Per Share              Price
                  ----                                  --------        ---------------              -----
East Peak Partners                                        69,231               $6.50          $450,001.50
c/o JGE Capital Management, LLC
555 Montgomery Street, Suite 850
San Francisco, CA 94111

Angel Investors, L.P.                                     25,501               $6.50          $165,756.50

Angel (Q) Investors, L.P.                                 20,653               $6.50          $134,244.50

Angel Investors
c/o Casey McGlynn
650 Page Mill Road
Palo Alto, CA 94304

David S. Pottruck, ttee, David S. Pottruck                46,153               $6.50          $299,994.50
CRT #3, utd 7/27/97
3501 Jackson Street
San Francisco, CA 94118

C. Fred Toney                                             48,923               $6.50          $317,999.50
3383 Clay Street
San Francisco, CA 94118

Richard Osgood                                            11,800               $6.50          $ 76,700.00
c/o Pacific Growth Equities, Inc.
4 Maritime Plaza
San Francisco, CA 94111

Steven J. Massocca                                         6,200               $6.50          $ 40,300.00
c/o Pacific Growth Equities, Inc.
4 Maritime Plaza
San Francisco, CA 94111

John Coleman, Jr.                                          4,500               $6.50          $ 29,250.00
c/o Pacific Growth Equities, Inc.
4 Maritime Plaza
San Francisco, CA 94111

John Murray                                                4,500               $6.50          $ 29,250.00
c/o Pacific Growth Equities, Inc.
4 Maritime Plaza
San Francisco, CA 94111

James W. Newman                                            1,000               $6.50          $  6,500.00
c/o Pacific Growth Equities, Inc.
4 Maritime Plaza
San Francisco, CA 94111

Hornthal Living Trust                                     15,384               $6.50          $ 99,996.00
Preview Travel
747 Front Street
San Francisco, CA 94111

                                                         Series                                 Aggregate Purchase
                                                                                                --------------------
                  Name                                  B Shares        Price Per Share                 Price
                  ----                                  --------        ---------------                 -----
William S. Broadbent                                      15,384               $6.50                $    99,996.00
c/o Lehman Brothers, Inc.
3 World Financial Center, 21st Floor
New York, NY 10285

Wesley D. Sterman                                         15,384               $6.50
2122 Sacramento Street                                                                              $    99,996.00
Apt. 604
San Francisco, CA 94109

Al Greene                                                  7,692               $6.50
3819 Cottonwood Drive                                                                               $    49,998.00
Danville, CA 94506

Margaret L. Taylor                                         7,692               $6.50
40 Kentfield Court                                                                                  $    49,998.00
Alamo, CA 94507

Christopher Lenzo                                          7,692               $6.50
1 Sansome Street                                                                                    $    49,998.00
Suite 2900
San Francisco, CA 94104

David A. Duffield Trust                                    7,692               $6.50
c/o Nevada Pacific Consulting                                                                       $    49,998.00
796 Lakeshore
Incline Village, NV 89450

VLG Investments 1999                                       3,846               $6.50
Attn: Elias Blawie                                                                                  $    24,999.00
2800 Sand Hill Road
Menlo Park, CA 94025

Mark Medearis                                              1,846               $6.50
c/o Venture Law Group                                                                               $    11,999.00
2800 Sand Hill Road
Menlo Park, CA 94025
Attn: Elias Blawie

CNA Trust Company, TTEE VLG                                  462               $6.50
401(K) Plan FBO Laurel Finch                                                                        $     3,003.00
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

Total                                                  3,167,689
                                                       =========                                    $20,589,978.50
                                                                                                    ==============

                                   EXHIBIT A2
                                   ----------

                         Schedule of Existing Investors

                                               Series A             Series A
              Name                              Shares           Warrant Shares
              ----                              ------           --------------
Hornthal Living Trust                            40,000                 19,200
c/o James J. Hornthal
Preview Travel
747 Front Street
San Francisco, CA 94111

Albert L. Greene                                 10,000                  4,800
3819 Cottonwood Drive
Danville, CA 94506

William S. Broadbent                            100,000                 48,000
c/o Lehman Brothers, Inc.
3 World Financial Center, 21st Floor
New York, NY 10285

Robert R. Broadbent                              20,000                  9,600
Tower City Center
2900 Terminal Tower
Cleveland, OH 44113-2204

Kevin Castner                                    30,000                 14,400
c/o Merrill Lynch
580 California Street
San Francisco, CA 94104

Colonel Swan                                     40,000                 19,200
Brand Optical Corp.
33971 Selva Road, Suite 260
Dana Point, CA 92629

David S. Pottruck, ttee, David S. Pottruck CRT   50,000                 24,000
#3, utd 7/27/97
3501 Jackson Street
San Francisco, CA 94118

Thomas W. Cardy Family Trust                     10,000                  4,800
c/o Thomas W. Cardy
Communications Equity Associates
101 E. Kennedy Blvd.
Tampa, FL 33602

Philipp and Sheila Hornthal                      10,000                  4,800
4135 Yorkshire Lane
Northbrook, IL 60062

Leo B. and Florence Helzel Living Trust         100,000                 48,000
c/o Leo Helzel
5550 Redwood
Oakland, CA 94619

Helzel Kirshman L.P                             100,000                 48,000
c/o Lawrence Helzel
5550 Redwood Road
Oakland, CA 94619

                                               Series A             Series A
              Name                              Shares           Warrant Shares
              ----                              ------           --------------
Robin Wolaner                                   20,000                  9,600
2240 Hyde Street, Apt. 9
San Francisco, CA 94109

East Peak Partners                             160,000                 76,800
c/o JGE Capital Management, LLC
555 Montgomery Street, Suite 850
San Francisco, CA 94111

James W. Fordyce                                10,000                  4,800
539 Danbury Road
Wilton, CA 06897-2216

Robert Samuel Tandler, Trustee                  20,000                  9,600
Fritzi Realty
199 First Street
San Francisco, CA 94105

John Porter                                     20,000                  9,600
2112 Hyde Street, Apt. 4
San Francisco, CA 94109

Wesley D. Sterman                               60,000                 28,800
2122 Sacramento Street
Apt. 604
San Francisco, CA 94109

Sheryle J. Bolton and Stephen Shane             10,000                  4,800
5576 Glenbrook Drive
Oakland, CA 94618
                                          ---------------          ----------------

                  TOTALS                       810,000                388,800

                                   EXHIBIT B
                                   ---------

                                Common Holders

                                                       Common
             Name                                      Shares
             ----                                      ------
Dean Edell                                            1,844,000
c/o KGO
900 Front Street
San Fransicso, CA 94111

James Hornthal                                        1,844,000
Preview Travel
747 Front Street
San Francisco, CA 94111

Al Greene
3819 Cottonwood Drive                                    63,926
Danville, CA 94506

Michael McDonald
10604 Crossing Creek Road                             1,683,818
Potomac, MD 20854

C. Fred Toney
3383 Clay Street                                        250,000
San Francisco, CA 94118


                  Total                               5,685,744